Exhibit 99.2

GameSquare Announces Pricing of Underwritten Public Offering to Launch
Ethereum Treasury Strategy

GameSquare’s Board approves $100 million Ethereum treasury authorization to expand the Company’s crypto based treasury management strategy over time

Initial investment fuels GameSquare’s strategic alliance with Ryan Zurrer and Dialectic to deploy Ethereum-native yield strategy

FRISCO, TEXAS / ACCESS Newswire / July 8, 2025 / GameSquare Holdings, Inc. (NASDAQ: GAME), (“GameSquare”, or the “Company”), a next-generation media, entertainment, and technology company, today announced the pricing of its previously announced underwritten public offering for the sale of 8,421,054 shares of common stock (or common stock equivalents) at a price of $0.95 per share for expected aggregate gross proceeds of approximately $8.0 million before deducting underwriting discounts and commissions and offering expenses. The Company intends to use the majority of the proceeds to accelerate the launch of its newly formed Ethereum (“ETH”) based treasury strategy, supported by a strategic alliance with Dialectic, a global leader in crypto-native capital management.

“Today’s announcement reflects the confidence of a proven group of high-quality investors and leaders in decentralized finance,” said Justin Kenna, CEO of GameSquare. “We’ve partnered with one of the world’s top crypto investment firms to generate real, on-chain yield while deepening our expertise in decentralized finance, pursuing new revenue streams, and strengthening our balance sheet.”

“This new treasury management strategy enhances our financial flexibility and allows us to support a defined capital allocation plan that is focused on pursuing additional ETH asset purchases, funding potential share repurchases and reinvesting in our growth initiatives,” added Kenna.

GameSquare’s ETH-focused yield generation strategy is built on top of Dialectic’s proprietary platform Medici, which applies machine learning models, automated optimization, and multi-layered risk controls to generate best-in-class risk-adjusted returns. Targeted yields of 8-14% significantly exceed the current ETH staking benchmarks of 3-4%.

Dialectic’s program includes multi-layered risk management protocols that are widely recognized as the best risk adjusted yields in DeFi. GameSquare’s new Ethereum focused treasury vehicle may also incorporate additional yield generating strategies across the Ethereum ecosystem, potentially utilizing assets such as stable coins and non-fungible tokens to diversify and amplify returns.

GameSquare’s Board has approved an ETH allocation of up to $100 million, based on staged investments over time, while keeping adequate working capital for the operating business.

“Our crypto strategy reinforces our existing foundation in gaming, technology, and media, and is aligned with the broader trend of institutional adoption of digital assets,” Kenna continued. “Our strategic partnership with leaders in the crypto space including Ryan Zurrer of Dialectic and Rhydon Lee of Goff Capital is just getting started and I am excited to update investors on the quick progress we are making.”

Lucid Capital Markets is acting as the sole book-running manager for the offering.

In addition, the Company has granted the underwriter a 45-day option to purchase up to an additional 1,263,157 shares of its common stock (or common stock equivalents) at the public offering price, less the underwriting discounts and commissions. The offering is expected to close on or about July 9, 2025, subject to customary closing conditions.

The offering is being made pursuant to a shelf registration statement filed with the Securities and Exchange Commission (“SEC”) on March 4, 2025, and declared effective by the SEC on June 4, 2025. A preliminary prospectus supplement and accompanying prospectus relating to the offering have been filed with the SEC and are available on the SEC’s website at www.sec.gov. A final prospectus supplement will be filed with the SEC. Copies of the final prospectus supplement and accompanying prospectus relating to the offering, when available, may also be obtained by contacting Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, NY 10022.

About GameSquare Holdings, Inc.

GameSquare’s (NASDAQ: GAME) mission is to revolutionize the way brands and game publishers connect with hard-to-reach Gen Z, Gen Alpha, and Millennial audiences. Our next generation media, entertainment, and technology capabilities drive compelling outcomes for creators and maximize our brand partners’ return on investment. Through our purpose-built platform, we provide award winning marketing and creative services, offer leading data and analytics solutions, and amplify awareness through FaZe Clan Esports, one of the most prominent and influential gaming organizations in the world. With one of the largest gaming media networks in North America, as verified by Comscore, we are reshaping the landscape of digital media and immersive entertainment.

To learn more, visit www.gamesquare.com.

Forward-Looking Information

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company’s future performance, revenue, growth and profitability; and the Company’s ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s ability to grow its business and being able to execute on its business plans, the success of Company’s vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Corporate Contact

Lou Schwartz, President
Phone: (216) 464-6400
Email: ir@gamesquare.com

Investor Relations

Andrew Berger
Phone: (216) 464-6400
Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold
Phone: (254) 855-4028
Email: pr@gamesquare.com